UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 25, 2010

EnergyConnect Group, Inc.
(Exact name of Company as specified in its charter)

___________
(Commission File Number)

Oregon	93-0935149
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

901 Campisi Way, Suite 260
Campbell, CA 95008
(Address of principal executive offices, with zip code)

(408) 370-3311
(Company’s telephone number, including area code)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2010, the Board of Directors of EnergyConnect Group, Inc. (the “Company”) adopted certain amendments to the Company’s Bylaws.  The Board adopted a further amendment on October 28, 2010.  Collectively, the amendments to the Company’s Bylaws adopted on October 25, 2010 and October 28, 2010 (the “Amendments”) were as follows:

•
Section 5 of ARTICLE I previously provided that the Company’s notice of shareholder meetings must specify the place, day and hour of the meeting – the Amendments changed the word “hour” to the word “time”.

•
Section 9(b) of ARTICLE I previously provided that a majority of votes represented at a shareholder meeting may adjourn the meeting to a different time and place – the Amendments clarified that a majority of votes may adjourn a meeting to a new time and place only under circumstances where a quorum fails to attend the meeting.

•
A new Section 10 of ARTICLE I was added that provides specific rules and procedures for the conduct of a shareholders meeting, including who conducts the meeting, who records the minutes of the meeting and who may attend the meeting.

•
A new Section 11 of ARTICLE I was added that provides specific rules and procedures for how business is to be conducted at a shareholders meeting, including who calls the meeting to order, establishes the agenda and generally sets the ground rules for the meeting.

•
A new Section 12 of ARTICLE I was added that requires advance notice to be provided with respect to any shareholder proposals with respect to business to be conducted at a shareholders meeting.  In addition to setting forth various timing and other substantive requirements with respect to when proposals may be made by shareholders, the Amendments also require detailed information to be given to the Company regarding the proposal and the shareholder(s) making such proposal.

•
A new Section 16 of ARTICLE II was added that requires advance notice to be provided with respect to any shareholder nominations of director candidates.  In addition to setting forth various timing and other substantive requirements with respect to when director nominations may be made by shareholders, the Amendments also require detailed information to be given to the Company regarding the nominees and the shareholder(s) making such nominations.

The amended and restated Bylaws are attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended and restated on October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	ENERGYCONNECT GROUP, INC.

	By:	/s/ Kevin R. Evans
	Name:	Kevin R. Evans
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws, as amended and restated on October 28, 2010.